Exhibit 10.1

PAPA JOHN’S INTERNATIONAL, INC.

AMENDMENT NO. 2
TO
SEVERANCE PAY PLAN

This AMENDMENT NUMBER TWO (the “Amendment”), dated as of December 2, 2020, and effective as of January 1, 2021, amends the Papa John’s International, Inc. Severance Pay Plan, dated May 1, 2012 (the “Plan”).  Terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Plan.

RECITALS

WHEREAS, Papa John’s International, Inc. (the “Company”) considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel.

WHEREAS, in order to fulfill such purpose, the Company desires to amend the Plan to provide certain additional severance benefits to key managers.

WHEREAS, the Company has full discretion and authority to amend the terms of the Plan, pursuant to Sections 2.B. and 7 of the Plan.

WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved an amendment to the scope of the Plan’s terms related to the level of benefits participants may receive under the Plan.

AMENDMENT

The Plan is hereby amended as set forth below.

1.	The last sentence of Section 1.B is amended to delete it in its entirety and replace it with the following:

Until otherwise designated by the Administrator, the following subsidiaries of the Company shall be included within the scope of the Plan:  Papa John’s USA, Inc., Papa John’s USA-Georgia, Inc., Papa Cares, LLC, PJ Food Service, Inc., Trans Papa Logistics, Inc., Star Papa LP, Risk Services, Inc. and Preferred Marketing Solutions, Inc.

2.	The Severance Schedule is amended to delete it in its entirety and to replace it with the following:

Notwithstanding anything in the Plan or this Severance Schedule to the contrary, any employee who,  prior to the effective date of Amendment No. 2 to the  Plan, elected to participate in the Company’s Voluntary Separation Incentive Plan, dated September 17, 2020 (“VSIP”) or was eligible to participate in VSIP and declined to do so or who is not actively employed by the Company on the effective date of Amendment No. 2, shall be subject to the terms and conditions of the Plan prior to the effective date of Amendment No. 2 to the Plan.

●	Senior Vice Presidents and above who are designated by Chief Executive Officer of the Company as members of the Executive Leadership Team:
o	Twelve months base salary (paid over twelve month severance period)
o
Pro-rata portions of any bonus payouts based upon period of service during the year employment terminates under any incentive-based compensation plans then in effect (provided that any applicable performance measures are achieved)

o	Twelve months company-paid COBRA coverage continuation benefits
o	Six months outplacement services

●	Senior Vice Presidents who are not designated by Chief Executive Officer of the Company as members of the Executive Leadership Team:
o	Nine months base salary (paid over nine month severance period)
o
Pro-rata portions of any bonus payouts based upon period of service during the year employment terminates under any incentive-based compensation plans then in effect (provided that any applicable performance measures are achieved)

o	Nine months company-paid COBRA coverage continuation benefits
o	Six months outplacement services

●	Vice Presidents:
o	Six months base salary (paid over six month severance period)
o
Pro-rata portions of any bonus payouts based upon period of service during the year employment terminates under any incentive-based compensation plans then in effect (provided that any applicable performance measures are achieved)

o	Six months company-paid COBRA coverage continuation benefits
o	Six months outplacement services

●	Sr. Directors and Directors:
o	Three months base salary plus one week for each year of service, with a maximum of six months total severance (paid in a lump sum)
o	Three months company-paid COBRA coverage continuation benefits
o	Three months outplacement services

●	Sr. Managers and Managers:
o	One month base salary plus one week for each year of service, with a maximum of three months total severance (paid in a lump sum)
o	Two months company-paid COBRA coverage continuation benefits
o	Two months outplacement services

●	All other team members:
o	One month base salary plus one week for each year of service, with a maximum of three months total severance (paid in a lump sum)
o	One month company-paid COBRA coverage continuation benefits
o	One month outplacement services

Continuing Effect.  Except as specifically provided herein, the Plan shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects.

Binding Effect.  The Amendment shall be binding upon and inure to the benefit of any successors to the Company.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its officer thereunto duly authorized as of the date referred to above.

PAPA JOHN’S INTERNATIONAL, INC.
By:	/s/ Rob Lynch

	Name:	Rob Lynch

	Title:	President and CEO

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